SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BlackRock New York Municipal Bond Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

Stephen J. Flanagan

Frederic Gabriel

Thomas H. McGlade

Jassen Trenkow

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DATED May 28, 2019

BlackRock New York Municipal Bond Trust

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”) and certain of its affiliates (as identified on Annex I, collectively, “Saba,” “we”, or “us”), and the nominees named in Proposal 1 (the “Nominees” and, together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of BlackRock New York Municipal Bond Trust, a Delaware statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“BQH” or the “Fund”).

As a result of what we believe to be the continued poor investment performance of BQH, its Common Shares (defined below) trade at a significant discount to the Fund’s net asset value, or “NAV.” We believe that this discount, along with what we consider to be perpetual underperformance relative to the market, is attributable to a lack of effective management on the part of the Board of Trustees (the “Board”) of BQH. Thus, we believe the Board should consider declassifying the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders. We also believe the Board needs fresh ideas and an independent perspective to address BQH’s discount, and that the Nominees’ election to the Board will send a strong message that BQH’s shareholders are not satisfied with the Fund’s management and their treatment of shareholders. We are convinced NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect our slate of nominees, who, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2019 annual meeting of shareholders (the “Annual Meeting”), to be held at the offices of BlackRock Advisors, LLC, 100 Bellevue Parkway, John Moran Boardroom, Wilmington, DE 19809, on Thursday, July 18, 2019, at 10:30 a.m. (Eastern time), with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect Saba’s slate of four trustee nominees, Stephen J. Flanagan, Frederic Gabriel, Thomas H. McGlade and Jassen Trenkow (the “Nominees”), to serve as trustees on the Board until the 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to BQH’s trustee nominees.	FOR ALL FOUR of the Nominees

2.	To request that the Board take all necessary steps in its power to declassify the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.	FOR

To transact any other business that properly comes before the Annual Meeting and any adjournments of the Annual Meeting.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Company’s shareholders on or about May 28, 2019.

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Based on the Fund’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on May 24, 2019 (the “Fund’s Proxy Statement”) the Board is currently comprised of eleven trustees divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and it is our expectation that there will be four trustees elected at the Annual Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees to serve in "Class III," which is the class of trustees whose terms will expire at the 2022 annual meeting of shareholders. If elected, our Nominees would only constitute a minority of the members of the Board—four of eleven Board members. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s Proxy Statement.

Though the Fund claims that Saba's nominations are "invalid," Saba believes its nomination was properly and timely submitted under the Amended and Restated Bylaws of the Fund (the "Bylaws") and that the Fund's assertions to the contrary are incorrect.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as May 20, 2019. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 2,800,105 common shares of beneficial interest, par value $0.001 per share, of the Fund (“Common Shares”) outstanding and 221 variable rate demand preferred shares ("Preferred Shares") outstanding, according to the Fund’s Proxy Statement. As of the close of business on May 24, 2019, the Participants beneficially owned 228,665 Common Shares in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” four Nominees to the Board and “FOR” Proposal 2.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about May 28, 2019.

This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s White proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

According to the Fund's Proxy Statement, holders of Preferred Shares will have equal voting rights with the holders of the Common Shares. Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each Class III nominee to the Board up for election at the Annual Meeting. Holders of Preferred Shares are entitled to vote separately as a class to elect a total of two Board members, neither of whom are up for election at the Annual Meeting.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section starting on page 9.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

As the largest shareholder of Common Shares of The BlackRock New York Municipal Bond Trust, Saba has nominated a slate of four highly-qualified Nominees (Proposal 1) and put forth a proposal requesting that the Board consider declassifying so that all directors are elected on an annual basis (Proposal 2).

The Board has sent shareholders a letter explaining why they should vote against Proposal 2, espousing the benefits of a classified structure as being essential for good corporate governance.1 However, in BlackRock’s very own published standards on corporate governance and proxy voting guidelines, BlackRock stated:

We believe that directors should be re-elected annually and that classification of the board dilutes shareholders’ right to promptly evaluate a board’s performance and limits shareholder selection of directors. While there may be exceptions, we will typically support proposals requesting board declassification.2

Let’s be clear, BlackRock is writing to shareholders about the importance of annual elections to THEIR rights except when it comes to YOUR rights. They want other investment managers to be held accountable for their actions, but don’t want that for themselves.

We also want shareholders to keep in mind that the Fund expressed in the Fund's Proxy Statement that "additional out-of-pocket costs, such as legal expenses" will be borne by the Fund, implying that you, the Fund’s shareholders, will be responsible for the legal expenses of them waging this fight. BQH is one of the smallest closed-end funds in the marketplace and will be further negatively impacted by the legal bills BlackRock generates trying to limit our rights.

We urge you to support our Proposals by voting the GOLD proxy card today, which we believe will help hold the Fund accountable to the standards of corporate governance investors deserve.

BQH’s Common Shares currently trade at a value significantly less than what the securities held by the Fund are worth. We recommend voting “FOR ALL” four of the highly-qualified Nominees (Proposal 1). Additionally, we believe voting “FOR” Proposal 2 for the Board to consider declassifying the Board so that all trustees are elected on an annual basis could lead to a higher share price.[3]

____________________________

1 See the Fund's Proxy Statement.

2 BlackRock, "Proxy voting guidelines for U.S. securities," available at https://www.blackrock.com/corporate/literature/fact-sheet/blk-responsible-investment-guidelines-us.pdf.

3 See, e.g., David F. Larcker and Brian Tayan, “Staggered Boards Research Spotlight,” STANFORD BUSINESS CORPORATE GOVERNANCE RESEARCH INITIATIVE, available at https://www.gsb.stanford.edu/sites/gsb/files/publication-pdf/cgri-research-spotlight-03-staggered-boards.pdf (“Announcement to destagger is associated with a 1% increase in stock price.”).

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PROPOSAL 1: ELECTION OF TRUSTEES

According to the Fund’s Proxy Statement and other public information, the Board is currently comprised of eleven trustees divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and it is our expectation that there will be four trustees elected at the Annual Meeting. We are soliciting proxies to elect the Nominees—Stephen J. Flanagan, Frederic Gabriel, Thomas H. McGlade and Jassen Trenkow—to serve as trustees with terms expiring at the 2022 annual meeting of shareholders. The Nominees, if all are elected, would constitute four of eleven members of the Board, which constitutes a minority of the members of the Board.

According to the Fund’s Proxy Statement, the owners of Preferred Shares are entitled to vote as a separate class to elect a total of two Board members (the “Preferred Shares Nominees”). This means that owners of Common Shares are not entitled to vote in connection with the election of such Preferred Shares Nominees. According to the Fund's Proxy Statement, the Board members representing holders of Preferred Shares are Class I and Class II Board members and are not standing for election this year. Only Class III Board members, none of whom are designated to represent holders of Preferred Shares, are standing for election this year. Holders of Common Shares and Preferred Shares will be able to vote for the Class III Board members at the Annual Meeting, voting together as a single class.

The Participants intend to vote all of their Common Shares in favor of the four Nominees.

Each of the Nominees, if elected, will serve three-year terms until the 2022 annual meeting of shareholders and until his successor has been duly elected and qualified. There is no assurance that any incumbent trustee will serve as a trustee if one or more of the Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

Nominees:

Name:	Stephen J. Flanagan
Age:	61
Business Address:	263 Nod Hill Road, Wilton, Connecticut 06897
Principal Occupation:	See below

Mr. Flanagan is currently the President and Chief Operating Officer of Shadowman Sports. Prior to this role, Mr. Flanagan has over 20 years of senior management experience leading marketing, new media, Internet and entertainment companies from start-up stage to IPO’s and beyond. Mr. Flanagan previously served as the President and Chief Executive Officer of The Quidnet Group, where he has worked since 2003, and assisted clients with strategy and development in the areas of sports, entertainment and lifestyle marketing on a global basis. From 2001 through 2003, Mr. Flanagan served as vice president at Clear Channel Entertainment. Before that, starting in 1999, Mr. Flanagan held positions as senior director and senior vice President at CMGI. Mr. Flanagan has also held executive positions with CBS Sportsline, CardMember Publishing and ActMedia. He has also served as a board member and vice chairman of The Streaming Media Alliance, the advisory board to Adforce/CMGI, the Internet Advertising Bureau Research Council and various committees for the Advertising Research Foundation.

He is a graduate of Syracuse University with a BA in English.

Mr. Flanagan's qualifications to serve as a director include his leadership experience at the helm of a major client services company.

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Name:	Frederic Gabriel
Age:	43
Business Address:	464 Hudson Street, Unit 259, New York, New York 10014
Principal Occupation:	See below

Mr. Gabriel has served as the founder and Chief Executive Officer of Orion Realty NYC, where he focuses on real estate investment opportunities in the United States, specifically in the New York tri-state area, since 2014. Prior to Orion, Mr. Gabriel spent more than 15 successful years in investment banking, working at some of the highest ranked and most competitive banks at the time, including Lehman Brothers, Merrill Lynch, Credit Suisse and most recently JP Morgan, where he served from 2007 until 2014. Mr. Gabriel has traded across the three major financial cities: London, Hong Kong and New York. Mr. Gabriel also previously served 13 months in the French Air Force as a Reserve Officer.

Mr. Gabriel holds a degree in engineering from ENSAM/Paris Tech (Arts et Métiers) and an MS in International Finance at HEC in Paris, one of the best French engineering school, in 1997. Following his graduation he achieved his, European Leading business school.

Mr. Gabriel’s qualifications to serve as a director include his extensive financial experience, his entrepreneurial expertise having founded a real estate investment fund, and his leadership experience having served in leadership roles at leading financial institutions.

Name:	Thomas H. McGlade
Age:	57
Business Address:	P.O. Box 38, Telluride, CO 81435
Principal Occupation:	See below

Mr. McGlade is currently a private investor and, since 2018, has provided consultancy services with respect to sourcing capital for Terrapin Care Station, a consumer-focused cultivator, processor and provider of high-quality medical and retail cannabis products. Between 2017 and 2018, Mr. McGlade worked for Woodstock Products International to develop certain consumer brands utilizing the Woodstock mark. Prior to that, Mr. McGlade served as a partner and Head of the U.S. Office at Prologue Capital Inc., a prominent hedge fund, from 2008 until 2014. During his time at Prologue Capital, Mr. McGlade oversaw significant aspects of fund business management and also acted as a portfolio manager. Previous to his position at Prologue Capital, Mr. McGlade served as Managing Director of RBS Securities Inc. (f/k/a RBS Greenwich Capital), a broker dealer and major investment bank, from 1993 until 2008, where he was head trader for long duration U.S. Treasury bonds on the primary dealership desk of the liquid products group. During his tenure at RBS Greenwich Capital, Mr. McGlade specialized in relative value and arbitrage opportunities in U.S. Treasuries, futures and derivatives. From 1986 until 1993, Mr. McGlade served as a vice president at companies in the real estate development sector. Currently, Mr. McGlade is a private investor.

In addition to executive experience, Mr. McGlade served as a member on the Boards of Directors of Prologue Capital’s legal entities, including Prologue G.P. Ltd., Prologue Capital U.S. General Partner LLC, and Prologue Feeder Fund Ltd. from 2011 to 2014. He currently serves on the board of San Miguel Education Foundation, a non-profit which provides education and cultural resources to Colorado communities. He formerly served as a member of the Board of Directors of New Canaan Country School Board, a non-profit educational institution.

Mr. McGlade earned a BA in Economics from Duke University.

Mr. McGlade’s qualifications to serve as a trustee include his extensive market expertise in fixed income derivatives, leveraged trading, value-at-risk based risk management, securities financing and portfolio valuation and macroeconomics, along with his business management expertise in investor relations and business development, legal and compliance, human resource management, financial risk management and valuation.

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Name:	Jassen Trenkow
Age:	42
Business Address:	3/F, 3 Queen Victoria Street, Yuen Kee Building, Central, Hong Kong
Principal Occupation:	See below

Mr. Trenkow is currently a private investor, having served as the Head of the Finance Structural Reform and Transformation Program at Barclays Services Company from April 2017 to January 2019. Previously, Mr. Trenkow held other positions at Barclays including as Global Chief of Staff to the Chief Financial Officer from December 2014 to May 2017 and as the Director and Chief of Staff, Americas Finance from May 2014 to November 2014. Prior to Barclays, Mr. Trenkow spent more than a decade at Goldman Sachs, serving as Executive Director and Chief Operating Officer of Goldman Sachs Asset Management Asia from April 2010 to May 2014, as Global Deputy Chief of Staff, Internal Audit from 2008 to 2010, as Vice President, Strategic Initiatives from 2007 to 2008, as Change Management Lead from 2006 to 2007 and as Internal Auditor from 2004 to 2005. Mr. Trenkow previously served as a Technology Project Manager at J.P. Morgan from 2001 to 2003.

Mr. Trenkow received a B.S. from Pace University and a M.B.A. from EMBA-Global Asia, in partnership with London Business School, Columbia Business School and The University of Hong Kong.

Mr. Trenkow’s qualifications to serve as a director include his decades of experience working in the financial services industry at Barclays and Goldman Sachs and his operational efficiency gained from service as a chief of staff at both banks.

None of the Nominees currently hold, nor at any time has held, any position with the Fund. None of the Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Frederic Gabriel	None	None
Stephen J. Flanagan	None	None
Thomas H. McGlade	None	None
Jassen Trenkow	None	None

We urge shareholders to vote FOR ALL four of the Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, each of the Nominees will be considered an independent trustee of the Fund under (i) the NYSE’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Each of the Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees.

Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by us.

6

If we determine to add or substitute nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, we will file an amended proxy statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominees required by the rules of the SEC.

Vote Required.

According to the Bylaws, trustees must be elected by not less than a plurality of the votes cast of the holders of the shares entitled to vote thereon (meaning that the nine trustee nominees who receive the highest number of shares voted “FOR” their election by the holders of Common Shares (across all slates) will be elected to the Board). A shareholder cannot abstain in the election of trustees and broker non-votes will not be treated as votes cast (and therefore will have no effect on Proposal 1) though they will be treated as votes present at the Annual Meeting.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s White proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

The \

We Recommend a Vote FOR ALL FOUR of the Nominees for election at the Annual Meeting on the GOLD proxy card.
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PROPOSAL 2: REQUEST THAT THE BOARD CONSIDER DECLASSIFYING THE BOARD

A fund’s NAV is the total value of a fund’s assets minus its liabilities. When compared to an index, it provides investors and company boards with a way to examine whether an adviser is meeting or exceeding benchmark returns.

When funds underperform, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. We believe that the Fund’s excessive discount level 4 indicates that the market has lost faith in the Fund’s adviser’s ability to significantly add to shareholder value. Compounding the problem, the Board has done little to address the adviser’s poor performance. Similar to many other recent corporate actions in the closed-end fund space, shareholders should have the opportunity to realize a price for their shares close to NAV. Toward that end, Saba believes the Board should consider declassifying the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders.

Though proponents of staggered boards believe that staggered boards provide the benefits of board continuity, independence, and impediments to hostile takeovers, we believe, more importantly, that the annual election of all trustees encourages board accountability to its shareholders and when trustees are held accountable for their actions, they perform better. Our belief that it is appropriate for a board such as the Fund’s to be declassified is shared by many shareholders and institutional investors, who believe that declassification is the standard for corporate governance best practices.5 The vast majority of companies in the S&P 500 and Russell 1000 indexes elect all board members annually.6

Accordingly, shareholders are being asked to vote on the following resolution:

BE IT RESOLVED, that the shareholders of BlackRock New York Municipal Bond Trust (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps (other than any steps that must be taken by shareholders) in its power to declassify the Board so that directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected board members.

Vote Required.

According to the Bylaws and the Fund's Proxy Statement, the approval of Proposal 2 requires the affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 2. Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will not have any effect on the outcome of Proposal 1 and will have the same effect as votes “against” Proposal 2.

_______________________

4 As of the close of business on May 20, 2019, the Fund was trading at a discount of 9.1% to its net asset value (NAV), as compared to an average trading discount to NAV of 6.1% for all 150 publicly traded municipal bond closed-end funds and 5.6% for all publicly traded closed end funds. Source: CEF Advisors

5 See “Fewer Classified Boards Could Mean Higher Director Turnover,” Equilar Blog, Mar. 7, 2016, available at http://www.equilar.com/blogs/84-fewer-classified-boards.html (“A classified board creates concern among shareholders because poorly performing directors may benefit from an electoral reprieve [. . . . declassification] indeed became a trend–almost 90% of S&P 500 companies now have a declassified board.”).

6 All of the five largest U.S. mutual funds, the Council of Institutional Investors, the largest public pension funds, and the leading proxy advisory firms (ISS and Glass Lewis) have adopted policies that support the annual election of directors and oppose board classification. See proxy voting guidelines for Fidelity, Vanguard, American Funds, Franklin Mutual Advisers, and T. Rowe Price; Council of Institutional Investors, Policies on Corporate Governance (2016); CalPERS, Global Principles of Accountable Corporate Governance (2010); Institutional Shareholder Services, U.S. Proxy Voting Summary Guidelines (2013), and Glass Lewis & Co., Proxy Paper Guidelines.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Shareholders of record at the close of business on May 20, 2019, are entitled to be present and to vote at the Annual Meeting or any adjournment of the Annual Meeting. Each Common Share of record is entitled to one vote. Holders of Preferred Shares will have equal voting rights with the holders of the Common Shares of the Fund. Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board members, neither of whom are up for election at the Annual Meeting.

How do I vote my shares?

Common Shares or Preferred Shares held in record name. If your Common Shares or Preferred Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares or Preferred Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares or Preferred Shares beneficially owned or held in “street” name. If you hold your Common Shares or Preferred Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares or Preferred Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares or Preferred Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” four of the Nominees listed in Proposal 1 and “FOR” Proposal 2.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” four Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the request that the Board consider declassifying the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders (Proposal 2);

What vote is needed to approve each proposals?

•	Proposal 1 – Election of Trustees. According to the Bylaws, the affirmative vote of a plurality of the votes cast in person or represented by proxy and entitled to vote on the election of trustees at the Annual Meeting is required for the election of each trustee nominee (meaning that the nine trustee nominees elected by both the holders of the Common Shares and the Preferred Shares, voting together as a single class, who receive the highest number of shares voted “FOR” their election by the holders of Common Shares (across all slates) will be elected to the Board). A shareholder cannot abstain in the election of trustees and broker non-votes will not be treated as votes cast (and therefore will have no effect on Proposal 1) though they will be treated as votes present at the Annual Meeting.

THE ONLY WAY TO SUPPORT ALL FOUR OF THE NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR TRUSTEE NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

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•	Proposal 2. According to the Bylaws and the Fund's Proxy Statement, the approval of Proposal 2 requires the affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 2. Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will not have any effect on the outcome of Proposal 1 and will have the same effect as votes “against” Proposal 2. Each Proposal is not contingent upon the approval of the other.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation or a later dated proxy for the Annual Meeting to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820 or to the secretary of the Fund; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact InvestorCom toll free at (877) 972-0090 or collect at (203) 972-9300 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE TRUST’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares or Preferred Shares, as applicable, they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to less than $10,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ up to twenty-five persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

Costs of this proxy solicitation are currently estimated to be approximately $275,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $130,000. If successful, Saba may seek reimbursement of these costs from the Fund. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s shareholders. The Board, which will consist of all four of the Nominees, if all are elected, and one incumbent trustee of the Fund, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

10

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Company may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Fund’s Proxy Statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 1-866-821-2614 or by writing to Janey Ahn, the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning BQH?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2020 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. If the Fund does not distribute the Fund’s Proxy Statement to shareholders at least ten days prior to the Annual Meeting, we will distribute to the shareholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for BQH is 811-21037.

11

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein
Stephen J. Flanagan
Frederic Gabriel
Thomas H. McGlade
Jassen Trenkow

May 28, 2019
12

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Boaz R. Weinstein, principal of Saba (“Mr. Weinstein,” and together with Saba Capital, “Saba”); and (iii) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on May 24, 2019, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, common shares, par value $0.001 per share, of the Fund (“Common Shares”), representing approximately 8.17% of the Fund’s outstanding Common Shares. The percentages used herein are based upon 2,800,105 Common Shares outstanding as of the record date for the Annual Meeting, May 20, 2019. Saba Capital may be deemed to beneficially own 228,665 Common Shares.

As of the date of this Notice, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital and other affiliated entities. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Shares reported in the aggregate herein (the “Saba Entities”). The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in PROPOSAL 1: ELECTION OF TRUSTEES on page 4.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

13

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “ Sponsoring Insurance Company ” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Fund or any of its subsidiaries, an Officer of the Fund, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

14

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares

Saba

Date	Side	Shares
9/6/2018	Buy	601
9/6/2018	Buy	1,791
9/7/2018	Buy	4,844
9/10/2018	Sell	7,236
9/10/2018	Buy	200
9/10/2018	Buy	7,236
9/11/2018	Buy	1,695
9/12/2018	Buy	1,947
9/13/2018	Buy	5,821
9/14/2018	Buy	100
9/14/2018	Buy	5,455
9/18/2018	Buy	6,193
9/18/2018	Buy	5,013
9/19/2018	Buy	664
9/19/2018	Buy	1,396
9/20/2018	Buy	4,925
9/21/2018	Buy	1,028
9/24/2018	Buy	4,381
9/25/2018	Buy	7,000
9/26/2018	Buy	7,000
9/26/2018	Buy	943
9/27/2018	Buy	864
9/28/2018	Buy	1,864
10/1/2018	Buy	5,100
10/4/2018	Buy	306
10/5/2018	Buy	300
10/9/2018	Buy	8,960
10/16/2018	Buy	42
10/16/2018	Buy	5,600
10/22/2018	Buy	1,243
10/22/2018	Buy	2,426
10/25/2018	Buy	1,052
11/15/2018	Buy	2,773

11/16/2018	Buy	817
11/20/2018	Buy	3,467
11/21/2018	Buy	2,005
11/23/2018	Buy	150
11/26/2018	Buy	15,646
11/29/2018	Buy	145
12/3/2018	Buy	3,520
12/3/2018	Sell	3,520
12/6/2018	Buy	245
12/7/2018	Buy	6,039
12/11/2018	Buy	4,473
12/12/2018	Buy	291
12/12/2018	Buy	602
12/13/2018	Buy	2,533
12/14/2018	Buy	75
12/26/2018	Buy	769
12/28/2018	Buy	2,002
12/28/2018	Buy	1,561
1/2/2019	Buy	70
1/2/2019	Buy	63
1/3/2019	Buy	13
1/3/2019	Buy	12
1/4/2019	Buy	462
1/4/2019	Buy	414
1/7/2019	Buy	5
1/7/2019	Buy	5
1/8/2019	Buy	561
1/8/2019	Buy	504
1/9/2019	Buy	63
1/9/2019	Buy	57
1/9/2019	Buy	5,271
1/9/2019	Buy	4,729
1/10/2019	Buy	3,485
1/10/2019	Buy	3,126

1/10/2019	Buy	6,941
1/10/2019	Buy	6,227
1/14/2019	Buy	736
1/14/2019	Buy	660
1/15/2019	Buy	60
1/15/2019	Buy	53
1/17/2019	Buy	638
1/17/2019	Buy	573
1/18/2019	Buy	15,062
1/18/2019	Buy	13,514
1/22/2019	Buy	794
1/22/2019	Buy	713
1/23/2019	Buy	135
1/24/2019	Buy	251
1/24/2019	Buy	223
1/24/2019	Buy	120
1/29/2019	Buy	200
1/31/2019	Buy	300
2/6/2019	Buy	65
2/8/2019	Buy	1,134
2/12/2019	Buy	1
2/13/2019	Buy	3,047
2/14/2019	Buy	3,01
2/19/2019	Buy	100
2/20/2019	Buy	170
2/22/2019	Buy	900
2/27/2019	Buy	500
2/27/2019	Buy	1,008
2/28/2019	Buy	3,830
3/7/2019	Buy	373
3/15/2019	Buy	7,308
3/20/2019	Buy	100
3/21/2019	Buy	3,258
4/23/2019	Buy	8,183

15

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN BQH’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a White proxy card to BQH, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to BQH by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to InvestorCom or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 210

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

16

Form of Gold Proxy Card

BlackRock New York Municipal Bond Trust

Proxy Card for 2019 Annual Meeting of Shareholders

Scheduled to be held on July 18, 2019 (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF TRUSTEES (THE “BOARD”) OF BLACKROCK NEW YORK MUNICIPAL BOND TRUST IS NOT SOLICITING THIS PROXY

COMMON SHARES

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Eleazer Klein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of BlackRock New York Municipal Bond Trust, a Delaware statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Fund scheduled to be held at the offices of BlackRock Advisors, LLC, 100 Bellevue Parkway, John Moran Boardroom, Wilmington, DE 19809, on Thursday, July 18, 2019, at 10:30 a.m. (Eastern time), including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” four of the Nominees listed in Proposal 1 and “FOR” Proposal 2. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: FILL IN VOTING BOXES “▣“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” four of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the four individuals nominated by Saba Capital.

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Stephen J. Flanagan Frederic Gabriel Thomas H. McGlade Jassen Trenkow	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – For the Board to consider declassifying the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders.	❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Form of Gold Proxy Card

BlackRock New York Municipal Bond Trust

Proxy Card for 2019 Annual Meeting of Shareholders

Scheduled to be held on July 18, 2019 (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF TRUSTEES (THE “BOARD”) OF BLACKROCK NEW YORK MUNICIPAL BOND TRUST IS NOT SOLICITING THIS PROXY

PREFERRED SHARES

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Eleazer Klein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of BlackRock New York Municipal Bond Trust, a Delaware statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Fund scheduled to be held at the offices of BlackRock Advisors, LLC, 100 Bellevue Parkway, John Moran Boardroom, Wilmington, DE 19809, on Thursday, July 18, 2019, at 10:30 a.m. (Eastern time), including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” four of the Nominees listed in Proposal 1 and “FOR” Proposal 2. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: FILL IN VOTING BOXES “▣“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” four of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the four individuals nominated by Saba Capital.

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Stephen J. Flanagan Frederic Gabriel Thomas H. McGlade Jassen Trenkow	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – For the Board to consider declassifying the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders.	❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.